EXHIBIT 32.1

     CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002
                             (18 U.S.C SECTION 1350)

In connection with the Quarterly Report of Lifestream Technologies, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the three-month period ended September 30, 2005, as filed with the United States Securities and Exchange Commission (the "Report"), I, Christopher Maus, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher Maus
--------------------------
    Christopher Maus
Chief Executive Officer

November 21, 2005

[A signed original of this written statement required by Section 906 has been provided to Lifestream Technologies, Inc. and will be retained by Lifestream Technologies, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]